Income Taxes (Narrative) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income taxes paid (refund) [abstract]
Net operating losses carried forward - US	$ 5,032,915	$ 206,480
Preacquisition net operating loss carryforwards	$ 4,930,000
Description for limitations of utilization of net operating loss carryforwards	Utilization of net operating loss carryforwards may be subject to limitations in the event of a change in ownership pursuant to IRC § 382, and similar state provisions. As a result of the acquisition of Prismic on June 28, 2019, the preacquisition net operating loss carryforwards of approximately $4.93M could be subject to IRC § 382 limitation as the acquisition could constitute a change of ownership.